LAZARD REPORTS FIRST-QUARTER 2025 RESULTS

•Financial Advisory Managing Directors total 210, achieving hiring and promotion goals outlined in the Lazard 2030 Strategic Plan

•Asset Management launched three active ETFs in the United States, increasing our offerings to meet investor demand and preferences

•Announced strategic alliance with Arini Capital Management, further expanding Lazard’s connectivity to private capital across Europe

NEW YORK, April 25, 2025 – Lazard, Inc. (NYSE: LAZ) today reported net revenue of $648 million and adjusted net revenue1 of $643 million for the quarter ended March 31, 2025.

On both a U.S. GAAP and an adjusted basis1, Lazard reported first-quarter 2025 net income of $60 million or $0.56 per share, diluted.

“First quarter performance was solid in the midst of an uncertain business environment,” said Peter R. Orszag, CEO and Chairman. “Throughout our history, we've maintained an unwavering focus on serving our clients, leveraging Lazard's unparalleled global reach and deep expertise at the intersection of business and geopolitics. We continue to have substantial client engagement, while also progressing towards our Lazard 2030 long-term growth strategy.”

(Selected results, $ in millions,	Three Months Ended
except per share data and AUM)	March 31,
U.S. GAAP Financial Measures	2025	2024	% ’25-’24
Net Revenue	$648	$765	(15%)
Financial Advisory	$367	$454	(19%)
Asset Management	$288	$295	(2%)

Net Income	$60	$36	69%
Per share, diluted	$0.56	$0.35	60%

Adjusted Financial Measures[1]
Net Revenue	$643	$747	(14%)
Financial Advisory	$370	$447	(17%)
Asset Management	$264	$276	(4%)

Net Income	$60	$67	(9%)
Per share, diluted	$0.56	$0.66	(15%)

Assets Under Management (AUM) ($ in billions)
Ending AUM	$227	$250	(9%)
Average AUM	$231	$247	(7%)

Note: Reconciliations of U.S. GAAP to Adjusted results are shown on pages 11-13. Endnotes are on page 5 of this release.

Media Contact:	Shannon Houston	+1 212 632 6880	shannon.houston@lazard.com
Investor Contact:	Alexandra Deignan	+1 212 632 6886	alexandra.deignan@lazard.com

NET REVENUE
Financial Advisory
For the first quarter of 2025, Financial Advisory reported net revenue and adjusted net revenue1 of $367 million and $370 million, 19% and 17% lower than the first quarter of 2024, respectively.

Lazard is one of the world’s leading independent financial advisors, serving as a trusted partner to clients on significant and complex M&A transactions. During and since the first quarter of 2025, selected highlights include (clients are in italics): CD&R’s €16 billion acquisition of a controlling 50% stake in Sanofi consumer health unit, Opella; Pactiv Evergreen’s $6.7 billion acquisition by Novolex, a portfolio company of Apollo; Mallinckrodt Pharmaceuticals’ $6.7 billion combination with Endo Pharmaceuticals; Sun Communities’ $5.7 billion sale of Safe Harbor Marinas to Blackstone Infrastructure; Just Eat Takeaway.com’s €4.1 billion recommended public offer by Prosus; Warburg Pincus and Berkshire Partners' $3.0 billion acquisition of Triumph; CD&R's €2.7 billion acquisition and delisting of Exclusive Networks, in consortium with Permira; Galapagos’ €2.5 billion planned separation into two publicly-traded entities; Assura’s $2.1 billion recommended cash offer from KKR and Stonepeak; Macquarie Asset Management’s agreement to invest up to $1.7 billion in DE Shaw Renewable Investments; Siete Foods’ $1.2 billion acquisition by PepsiCo; Société Générale’s €1.1 billion sale of professional equipment financing business to BPCE; Acciona Energía’s sale of 626MW hydro portfolio in Spain to Endesa for €1.0 billion; Ceva Santé Animale on renewing its shareholder structure; Tenneco on a strategic investment from Apollo into its Clean Air and Powertrain businesses; Kering on its investment agreement with Ardian for real estate assets in Paris; Thrive Operations on its investment from Berkshire Partners and Court Square Capital and Technosylva Group’s investment from General Atlantic's BeyondNetZero Fund.

Lazard’s premier Restructuring and Liability Management practice, which provides broad coverage across debtor and creditor activities along with innovative solutions for clients, has been engaged in a number of complex assignments that include company roles involving Altice France, GiFi, Global Clean Energy Holdings and Zachry Group and creditor and/or related party roles involving Accuride, EmployBridge, Franchise Group, Lowell, OQ Chemicals and Oregon Tool.

Lazard provides tailored advice, expertise and access to a broad universe of capital providers through our Private Capital Advisory and Capital Solutions practices. Highlighted assignments include advising Banneker Partners and Crestview Partners on continuation funds led by investments from Accel-KKR and Apollo S3, respectively; Grosvenor on its sale of 25% of a portfolio of properties valued at £1.2 billion to Norges Bank; Level Equity on its $1.4 billion capital raising for Level Equity Growth Partners VI and Level Equity Opportunities Fund 2025; Umm Al Qura for Development & Construction’s initial public offering at a market capitalization of $5.8 billion and Viridien’s $450 million and €475 million issuance of senior secured notes, and $125 million issuance of a super senior revolving credit facility.

Lazard is a sought-after financial advisor for governments and public sector entities across developed and emerging markets worldwide, including assignments in the quarter for the governments of Ethiopia and Morocco.
For a list of publicly announced transactions please visit our website or follow Lazard on LinkedIn.

Asset Management
For the first quarter of 2025, Asset Management net revenue and adjusted net revenue1 were $288 million and $264 million, 2% and 4% lower than the first quarter of 2024, respectively.
Management fees and other revenue, on an adjusted basis1, were $256 million for the first quarter of 2025, 5% lower than the first quarter of 2024, and 1% lower than the fourth quarter of 2024.
Incentive fees on an adjusted basis1 were $9 million for the first quarter of 2025, compared to $8 million for the first quarter of 2024.
Average assets under management (AUM) was $231 billion for the first quarter of 2025, 7% lower than the first quarter of 2024, and 1% lower than the fourth quarter of 2024.
AUM as of March 31, 2025 was $227 billion, in line with December 31, 2024 and 9% lower than March 31, 2024. The sequential change from December 31, 2024 was driven by market appreciation of $0.8 billion, foreign exchange appreciation of $3.9 billion and net outflows of $3.7 billion.
OPERATING EXPENSES
Compensation and Benefits Expense
For the first quarter of 2025, compensation and benefits expense on a U.S. GAAP and an adjusted basis1 was $430 million and $421 million, respectively, compared to $551 million and $493 million, respectively, for the first quarter of 2024. The adjusted compensation ratio2 for the first quarter of 2025 was 65.5%, compared to the first-quarter 2024 ratio of 66.0%.
We focus on the adjusted compensation ratio2 to manage costs, balancing a view of current conditions in the market for talent alongside our objective to drive long-term shareholder value. Our goal is to deliver an adjusted compensation ratio2 of 60% or below, with timing dependent on market conditions.
Non-Compensation Expenses
For the first quarter of 2025, non-compensation expenses on a U.S. GAAP basis were $163 million, 2% higher than the first quarter of 2024. On an adjusted basis1, non-compensation expenses were $148 million, 10% higher than the first quarter of 2024.
The adjusted non-compensation ratio3 was 23.0% for the first quarter of 2025, compared to 18.0% for the first quarter of 2024.
Our goal is to deliver an adjusted non-compensation ratio3 between 16% to 20%, with timing dependent on market conditions.

TAXES
The benefit for income taxes on a U.S. GAAP and an adjusted basis1 were both $7 million for the first quarter of 2025, which equates to an effective tax rate of (13.9%) on an adjusted basis1. First quarter 2025 income tax includes a discrete tax benefit related to stock-based compensation awards that vested in the first quarter.
CAPITAL MANAGEMENT AND BALANCE SHEET
In the first quarter of 2025, Lazard returned $175 million to shareholders, which included: $45 million in dividends; $36 million in repurchases of our common stock; and $94 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
During the first quarter of 2025, we repurchased 0.8 million shares at an average price of $46.73. As of March 31, 2025, our total outstanding share repurchase authorization was approximately $164 million.
On April 24, 2025, Lazard declared a quarterly dividend of $0.50 per share on its outstanding common stock. The dividend is payable on May 16, 2025, to stockholders of record on May 5, 2025.
Lazard’s financial position remains strong. As of March 31, 2025, our cash and cash equivalents were $909 million.

ENDNOTES
1A non-GAAP measure. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. See attached financial schedules and related notes for a detailed explanation of adjustments to corresponding U.S. GAAP results. We believe that presenting our results on an adjusted basis, in addition to the U.S. GAAP results, is a meaningful and useful way to compare our operating results across periods.
2A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.
3A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.
CONFERENCE CALL

Lazard will host a conference call at 8:00 a.m. ET on April 25, 2025, to discuss the company’s financial results for the first-quarter 2025. The conference call can be accessed via a live audio webcast available through Lazard’s Investor Relations website at www.lazard.com, or by dialing +1 800-445-7795 (toll-free, U.S. and Canada) or +1 785-424-1699 (outside of the U.S. and Canada), 15 minutes prior to the start of the call. Conference ID: LAZQ125.
A replay of the conference call will be available by 10:00 a.m. ET, April 25, 2025, via the Lazard Investor Relations website at www.lazard.com, or by dialing +1 800-753-5212 (toll-free, U.S. and Canada) or +1 402-220-2673 (outside of the U.S. and Canada).
ABOUT LAZARD
Founded in 1848, Lazard is one of the world’s preeminent financial advisory and asset management firms, with operations in North and South America, Europe, the Middle East, Asia, and Australia. Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals. For more information, please visit www.lazard.com.

Cautionary Note Regarding Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” "pipeline," or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.
These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•Changes in international trade policies and practices including the implementation of tariffs, proposed further tariffs, and responses from other jurisdictions, and the economic impacts, volatility and uncertainty resulting therefrom;
•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses;
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels; and
•Changes in relevant tax laws, regulations or treaties or an adverse interpretation of those items

These risks and uncertainties are not exhaustive. Our SEC reports describe additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

As a result, there can be no assurance that the forward-looking statements included in this release will prove to be accurate or correct. Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Lazard, Inc. is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of assets under management in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS. Investors can link to Lazard and its operating company websites through www.lazard.com.
***
LAZ-EPE

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Three Months Ended			% Change From
	March 31,	December 31,	March 31,	December 31,	March 31,
($ in thousands, except per share data)	2025	2024	2024	2024	2024

Total revenue	$669,164	$839,018	$785,481	(20%)	(15%)
Interest expense	(21,113)	(22,149)	(20,728)
Net revenue	648,051	816,869	764,753	(21%)	(15%)
Operating expenses:
Compensation and benefits	430,270	534,423	550,824	(19%)	(22%)

Occupancy and equipment	35,413	33,798	32,857
Marketing and business development	27,731	28,572	23,599
Technology and information services	46,216	47,573	44,917
Professional services	18,837	23,954	19,880
Fund administration and outsourced services	26,545	25,923	26,140
Other	8,404	23,779	11,975
Non-compensation expenses	163,146	183,599	159,368	(11%)	2%
Benefit pursuant to tax receivable agreement	–	(8,237)	–
Operating expenses	593,416	709,785	710,192	(16%)	(16%)

Operating income	54,635	107,084	54,561	(49%)	–%

Provision (benefit) for income taxes	(7,354)	28,788	14,337	NM	NM
Net income	61,989	78,296	40,224	(21%)	54%
Net income (loss) attributable to noncontrolling interests	1,614	(8,014)	4,469
Net income attributable to Lazard, Inc.	$60,375	$86,310	$35,755	(30%)	69%

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	95,255,423	94,783,104	91,260,465	–%	4%
Diluted	104,828,753	106,113,813	99,351,769	(1%)	6%

Net income per share:
Basic	$0.61	$0.89	$0.38	(31%)	61%
Diluted	$0.56	$0.80	$0.35	(30%)	60%

CONDENSED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION
(U.S. GAAP - unaudited)

	As of
	March 31,	December 31,
($ in thousands)	2025	2024

ASSETS

Cash and cash equivalents	$908,586	$1,308,218
Deposits with banks and short-term investments	264,944	268,684
Restricted cash	34,252	32,466
Receivables	683,004	753,623
Investments	506,497	614,947
Property	168,190	160,402
Operating lease right-of-use assets	430,502	434,938
Goodwill and other intangible assets	394,103	393,575
Deferred tax assets	496,848	479,582
Other assets	345,141	347,558

Total Assets	$4,232,067	$4,793,993

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS & STOCKHOLDERS’ EQUITY

Liabilities

Deposits and other customer payables	$335,380	$308,213
Accrued compensation and benefits	248,194	844,953
Operating lease liabilities	503,875	505,483
Tax receivable agreement obligation	75,826	75,899
Senior debt	1,687,841	1,687,052
Other liabilities	648,587	607,610
Total liabilities	3,499,703	4,029,210

Commitments and contingencies

Redeemable noncontrolling interests	83,811	79,629

Stockholders’ equity

Preferred stock, par value $.01 per share	–	–
Common stock, par value $.01 per share	1,128	1,128
Additional paid-in capital	131,697	327,810
Retained earnings	1,477,662	1,472,113
Accumulated other comprehensive loss, net of tax	(306,766)	(326,742)
Subtotal	1,303,721	1,474,309
Common stock held by subsidiaries, at cost	(700,693)	(838,069)
Total Lazard, Inc. stockholders’ equity	603,028	636,240
Noncontrolling interests	45,525	48,914
Total stockholders’ equity	648,553	685,154

Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$4,232,067	$4,793,993

SELECTED SUMMARY FINANCIAL INFORMATION (a)
(Adjusted Basis - Non-GAAP - unaudited)

	Three Months Ended			% Change From
	March 31,	December 31,	March 31,	December 31,	March 31,
($ in thousands, except per share data)	2025	2024	2024	2024	2024

Net Revenue:

Financial Advisory	$369,543	$507,672	$446,634	(27%)	(17%)
Asset Management	264,494	287,211	275,934	(8%)	(4%)
Corporate	9,148	17,550	23,997	(48%)	(62%)

Adjusted net revenue	$643,185	$812,433	$746,565	(21%)	(14%)

Expenses:

Adjusted compensation and benefits expense	$421,286	$532,563	$492,733	(21%)	(15%)
Adjusted compensation ratio (b)	65.5%	65.6%	66.0%

Adjusted non-compensation expenses	$147,882	$154,002	$134,293	(4%)	10%
Adjusted non-compensation ratio (c)	23.0%	19.0%	18.0%

Earnings:

Adjusted operating income	$74,017	$125,868	$119,539	(41%)	(38%)
Adjusted operating margin (d)	11.5%	15.5%	16.0%

Adjusted net income	$60,375	$84,929	$66,606	(29%)	(9%)

Adjusted diluted net income per share	$0.56	$0.78	$0.66	(28%)	(15%)

Adjusted diluted weighted average shares (e)	107,676,233	108,357,556	101,532,219	(1%)	6%

Adjusted effective tax rate (f)	(13.9%)	18.1%	32.6%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

ASSETS UNDER MANAGEMENT
(unaudited)

	As of			% Change From
	March 31,	December 31,	March 31,	December 31,	March 31,
($ in millions)	2025	2024	2024	2024	2024

Equity:
Emerging Markets	$28,830	$27,926	$24,779	3.2%	16.3%
Global	49,886	49,058	55,544	1.7%	(10.2%)
Local	46,415	49,750	54,841	(6.7%)	(15.4%)
Multi-Regional	48,999	48,204	60,089	1.6%	(18.5%)
Total Equity	174,130	174,938	195,253	(0.5%)	(10.8%)
Fixed Income:
Emerging Markets	5,130	6,919	9,080	(25.9%)	(43.5%)
Global	11,223	11,138	10,664	0.8%	5.2%
Local	5,637	5,617	6,378	0.4%	(11.6%)
Multi-Regional	22,034	19,612	21,098	12.3%	4.4%
Total Fixed Income	44,024	43,286	47,220	1.7%	(6.8%)
Alternative Investments	3,132	2,917	3,201	7.4%	(2.2%)
Private Wealth Alternative Investments	3,116	3,097	2,643	0.6%	17.9%
Private Equity	1,500	1,514	1,486	(0.9%)	0.9%
Cash Management	1,525	569	629	168.0%	142.4%
Total AUM	$227,427	$226,321	$250,432	0.5%	(9.2%)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024

AUM - Beginning of Period	$226,321	$247,657	$246,651

Net Flows	(3,659)	(10,068)	(6,630)
Market and foreign exchange
appreciation (depreciation)	4,765	(11,268)	10,411

AUM - End of Period	$227,427	$226,321	$250,432

Average AUM	$230,787	$233,813	$246,950

% Change in Average AUM		(1.3%)	(6.5%)

Note: Average AUM generally represents the average of the monthly ending AUM balances for the period.

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS (a)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
($ in thousands)	2025	2024	2024

Net Revenue
Financial Advisory net revenue - U.S. GAAP Basis	$367,359	$520,451	$453,507
Adjustments:
Reimbursable deal costs, (provision) benefit for credit losses and other (g)	2,181	(12,780)	(7,501)
Interest expense (h)	3	1	41
Losses associated with cost-saving initiatives (i)	–	–	587

Adjusted Financial Advisory net revenue	$369,543	$507,672	$446,634

Asset Management net revenue - U.S. GAAP Basis	$288,100	$312,136	$295,476
Adjustments:
Revenue related to noncontrolling interests and similar arrangements (j)	(6,850)	(8,893)	(4,097)
Distribution fees and other (g)	(16,762)	(16,038)	(15,448)
Interest expense (h)	6	6	3

Adjusted Asset Management net revenue	$264,494	$287,211	$275,934

Corporate net revenue - U.S. GAAP Basis	($7,408)	($15,718)	$15,770
Adjustments:
(Revenue) loss related to noncontrolling interests and similar arrangements (j)	839	2,476	(3,006)
(Gains) losses related to Lazard Fund Interests (“LFI”) and other similar arrangements (k)	(5,243)	8,728	(9,373)
Interest expense (h)	20,960	22,064	20,606

Adjusted Corporate net revenue	$9,148	$17,550	$23,997

Net revenue - U.S. GAAP Basis	$648,051	$816,869	$764,753
Adjustments:
Revenue related to noncontrolling interests and similar arrangements (j)	(6,011)	(6,417)	(7,103)
(Gains) losses related to Lazard Fund Interests (“LFI”) and other similar arrangements (k)	(5,243)	8,728	(9,373)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(14,581)	(28,818)	(22,949)
Interest expense (h)	20,969	22,071	20,650
Losses associated with cost-saving initiatives (i)	–	–	587

Adjusted net revenue	$643,185	$812,433	$746,565

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS (a)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
($ in thousands, except per share data)	2025	2024	2024

Compensation and Benefits Expense
Compensation and benefits expense - U.S. GAAP Basis	$430,270	$534,423	$550,824
Adjustments:
Compensation and benefits expense related to noncontrolling interests and similar arrangements (j)	(3,741)	(13,707)	(2,108)
(Charges) credits pertaining to LFI and other similar arrangements (l)	(5,243)	8,728	(9,373)
Expenses associated with cost-saving initiatives	–	–	(46,610)
Expenses associated with sale of property (m)	–	3,119	–

Adjusted compensation and benefits expense	$421,286	$532,563	$492,733

Non-Compensation Expenses
Non-compensation expenses - U.S. GAAP Basis	$163,146	$183,599	$159,368
Adjustments:
Non-compensation expenses related to noncontrolling interests and similar arrangements (j)	(657)	(726)	(526)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(14,581)	(28,818)	(22,949)
Amortization and other acquisition-related costs	(26)	(53)	(68)
Expenses associated with cost-saving initiatives	–	–	(1,532)

Adjusted non-compensation expenses	$147,882	$154,002	$134,293

Operating Income
Operating income - U.S. GAAP Basis	$54,635	$107,084	$54,561
Adjustments:
Operating (income) loss related to noncontrolling interests and similar arrangements (j)	(1,613)	8,016	(4,469)
Interest expense (h)	20,969	22,071	20,650
Amortization and other acquisition-related costs	26	53	68
Losses associated with cost-saving initiatives (i)	–	–	587
Expenses associated with cost-saving initiatives	–	–	48,142
Expenses associated with sale of property (m)	–	(3,119)	–
Benefit pursuant to tax receivable agreement obligation (“TRA”) (n)	–	(8,237)	–

Adjusted operating income	$74,017	$125,868	$119,539

Provision (Benefit) for Income Taxes
Provision (benefit) for income taxes - U.S. GAAP Basis	($7,354)	$28,788	$14,337
Adjustment:
Tax effect of adjustments	–	(9,975)	17,878

Adjusted provision (benefit) for income taxes	($7,354)	$18,813	$32,215

Net Income attributable to Lazard, Inc.
Net income attributable to Lazard, Inc. - U.S. GAAP Basis	$60,375	$86,310	$35,755
Adjustments:
Losses associated with cost-saving initiatives (i)	–	–	587
Expenses associated with cost-saving initiatives	–	–	48,142
Expenses associated with sale of property (m)	–	(3,119)	–
Benefit pursuant to tax receivable agreement obligation (“TRA”) (n)	–	(8,237)	–
Tax effect of adjustments	–	9,975	(17,878)

Adjusted net income	$60,375	$84,929	$66,606

Diluted Weighted Average Shares Outstanding
Diluted Weighted Average Shares Outstanding - U.S. GAAP Basis	104,828,753	106,113,813	99,351,769
Adjustment: participating securities including profits interest participation rights and other	2,847,480	2,243,743	2,180,450
Adjusted Diluted Weighted Average Shares Outstanding (e)	107,676,233	108,357,556	101,532,219

Diluted net income per share:
U.S. GAAP Basis	$0.56	$0.80	$0.35
Diluted net income (loss) effect of adjustments	–	(0.02)	0.31
Adjusted Basis	$0.56	$0.78	$0.66

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF NON-COMPENSATION EXPENSES U.S. GAAP TO ADJUSTED (a)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
($ in thousands)	2025	2024	2024

Non-compensation expenses - U.S. GAAP Basis:
Occupancy and equipment	$35,413	$33,798	$32,857
Marketing and business development	27,731	28,572	23,599
Technology and information services	46,216	47,573	44,917
Professional services	18,837	23,954	19,880
Fund administration and outsourced services	26,545	25,923	26,140
Other	8,404	23,779	11,975
Non-compensation expenses - U.S. GAAP Basis	$163,146	$183,599	$159,368

Non-compensation expenses - Adjustments:
Occupancy and equipment (j)	($95)	($93)	($1,573)
Marketing and business development (g) (j)	(2,657)	(4,501)	(2,079)
Technology and information services (g) (j)	(28)	(30)	(35)
Professional services (g) (j)	(1,736)	(1,368)	(873)
Fund administration and outsourced services (g) (j)	(15,843)	(14,942)	(15,035)
Other (g) (j)	5,095	(8,662)	(5,480)
Subtotal non-compensation expenses adjustments	($15,264)	($29,596)	($25,075)

Adjusted non-compensation expenses:
Occupancy and equipment	$35,318	$33,705	$31,284
Marketing and business development	25,074	24,071	21,520
Technology and information services	46,188	47,543	44,882
Professional services	17,101	22,586	19,007
Fund administration and outsourced services	10,702	10,980	11,105
Other	13,499	15,117	6,495
Adjusted non-compensation expenses	$147,882	$154,002	$134,293

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

LAZARD, Inc.
Notes to Financial Schedules

(a)	Selected Summary Financial Information and Reconciliations from U.S. GAAP to Adjusted Results contain non-GAAP measures. Lazard believes that presenting results and measures on an adjusted basis in conjunction with U.S. GAAP measures provides a meaningful and useful basis for comparison of its operating results across periods.

(b)	A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.

(c)	A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.

(d)	A non-GAAP measure which represents adjusted operating income as a percentage of adjusted net revenue.

(e)	A non-GAAP measure which includes units of the long-term incentive compensation program consisting of profits interest participation rights, which are equity incentive awards that, subject to certain conditions, may be exchanged for shares of our common stock. Certain profits interest participation rights may be excluded from the computation of outstanding stock equivalents for U.S. GAAP net income per share. In addition, this measure includes the dilutive effect of the weighted average number of shares of common stock issuable from share-based compensation programs.

(f)	A non-GAAP measure which represents the adjusted provision for income taxes as a percentage of adjusted operating income less interest expense, amortization and other acquisition-related costs.
Three Months Ended
	($ in thousands)	March 31,	December 31,	March 31,
		2025	2024	2024
	Adjusted provision (benefit) for income taxes	($7,354)	$18,813	$32,215
	Adjusted operating income less interest expense, amortization and other acquisition-related costs	53,022	103,744	98,821
	Adjusted effective tax rate	(13.9%)	18.1%	32.6%

(g)	Represents certain distribution, introducer and management fees paid to third parties, reimbursable deal costs, and (provision) benefit for credit losses relating to fees and other receivables that are deemed uncollectible, for which an equal amount is excluded for purposes of determining adjusted non-compensation expenses and included for purposes of determining adjusted net revenue.

(h)	Interest expense, excluding interest expense incurred by Lazard Frères Banque SA (“LFB”), is added back in determining adjusted net revenue because such expense relates to corporate financing activities and is not considered to be a cost directly related to the revenue of our business.

(i)	Represents losses associated with the closing of certain offices as part of the cost-saving initiatives, primarily consisting of the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss.

(j)	(Revenue) loss and expenses related to the consolidation of noncontrolling interests and similar arrangements are excluded because the Company has no economic interest in such amounts.

(k)	Represents changes in the fair value of investments held in connection with LFI and other similar deferred compensation arrangements, for which a corresponding equal amount is excluded from compensation and benefits expense.

(l)	Represents changes in the fair value of the compensation liability recorded in connection with LFI and other similar deferred incentive compensation awards, for which a corresponding equal amount is excluded from adjusted net revenue.

(m)	Represents estimated true-up to statutory profit-sharing expenses associated with the sale of an owned office building in the prior period.

(n)	Represents the effect of the periodic revaluation of the TRA liability.

NM	Not meaningful